UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                                FORM 8-K
                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

                             DATE OF REPORT
                            DECEMBER 9, 1999

                     AMAZON NATURAL TREASURES, INC.
                    --------------------------------
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                NEVADA
                               --------
             (STATE OR OTHER JURISDICTION OF INCORPORATION)


             33-26109                            87-0460880
            ----------                          ------------
     (COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER
                                             IDENTIFICATION NO.)

           4011 WEST OQUENDO UNIT C, LAS VEGAS NEVADA 89118
          --------------------------------------------------
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                             (702) 795-4333
                            ----------------
          (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS.
Amazon Natural Treasures, Inc. is seeking a GRAS (Generally Recognized as
Safe) Exemption Claim under the GRAS Notification Procedure for one of its food flavoring products.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AMAZON NATURAL TREASURES, INC.
(Registrant)

Date: December 9, 1999
By: /s/ MICHAEL A. SYLVER

Michael A. Sylver
President